UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 5, 2025

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the company’s 2025 annual meeting of shareholders on February 5, 2025, of the total shares of common stock outstanding and entitled to vote, a total of 144,616,886 shares were represented, constituting a 93.04% quorum. The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:

Proposal No. 1: All of the board’s nominees for director were elected by our shareholders to serve until the company’s 2026 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Kevin Akers	132,726,826	2,563,394	86,033	9,240,633
John C. Ale	132,458,836	2,824,484	92,933	9,240,633
Kim R. Cocklin	127,749,210	7,549,221	77,822	9,240,633
Kelly H. Compton	123,706,274	11,589,071	80,908	9,240,633
Sean Donohue	128,743,683	6,537,787	94,783	9,240,633
Rafael G. Garza	128,798,652	6,494,633	82,968	9,240,633
Edward J. Geiser	133,056,078	2,222,694	97,481	9,240,633
Nancy K. Quinn	125,954,955	9,344,286	77,012	9,240,633
Richard A. Sampson	118,802,348	16,304,076	269,829	9,240,633
Telisa Toliver	134,747,827	539,470	88,956	9,240,633
Frank Yoho	122,660,823	12,615,466	99,964	9,240,633

Proposal No. 2: Our shareholders approved an amendment to the Company’s 1998 Long-Term Incentive Plan (“LTIP”) to provide for an increase of 2,000,000 shares of common stock reserved for issuance under the plan, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
128,128,191	6,322,129	925,933	9,240,633

Proposal No. 3: The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2025 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
135,496,301	9,004,609	115,976	—

Proposal No. 4: Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2024, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
124,775,133	9,384,897	1,216,223	9,240,633

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)

DATE: February 11, 2025	By:	/s/ Jessica W. Bateman
Jessica W. Bateman
Senior Vice President, General Counsel and Corporate Secretary